Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U. S. C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Propanc Health Group Corporation (the “Company”) on Form 10-K for the period ended June 30, 2016 (the “Report”), I, James Nathanielsz, Chief Executive Officer and the Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 28, 2016	By:	/s/ James Nathanielsz
James Nathanielsz
Chief Executive Officer and Chief Financial Officer
(Principal Executive Officer and Principal Financial Officer)